EXHIBIT 23.1


                         CONSENT OF INDEPENDENT AUDITORS

We hereby consent to the incorporation by reference in the Registration Statement No. 333-69428 on Form S-8, and in the Annual Report on Form 10-KSB of Bay National Corporation for the year ended December 31, 2001, of our report dated January 31, 2002, relating to the consolidated financial statements of Bay National Corporation.


                                                           /s/ Stegman & Company

Baltimore, Maryland
March 27, 2002